Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




GROWTH-EQUITY

Semiannual Report 2003
--------------------------------------
DELAWARE TREND FUND



[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders               1

Portfolio Management Review          3

New at Delaware                      4

Performance Summary                  5

Financial Statements:

  Statement of Net Assets            6

  Statement of Operations            8

  Statements of Changes
    in Net Assets                    9

  Financial Highlights              10

  Notes to Financial
    Statements                      14

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.


Delaware Investments
     POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                       Delaware Trend Fund
  TO SHAREHOLDERS                                            January 10, 2003

Recap of Events
When the period for this report began on July 1, 2002, equities had been moving steadily lower since roughly mid-March of 2002. The significant selling pressures did not abate until late July, when we experienced an upturn in the stock market. The rally turned out to be short-lived, lasting barely a month, when we were faced with further falling prices. Not until early October did we experience another bounce in the market. This time around, stocks rose steadily for nearly two months. This market advance was followed by a round of profit taking in December, which is generally regarded as a positive for prices that may have moved too much too soon.

Despite the ups and downs of the stock market, we believe a meaningful shift has taken place among investors. It appears that investors have cast off the downbeat reports of "sluggish" growth so prevalent throughout the media during the year, in favor of a more balanced view of the state of the economy.

Although the rate of growth may not match that of prior post-recessionary periods, and unemployment levels remain high, there seems to be acceptance that the economic recovery is largely in place and may well continue into the new year. This shift in sentiment likely contributed to the bullish move in equities that spanned much of October and November. Stocks no doubt hit low levels this fall as to prompt investors to find "value" in the market.

Investors were offered further encouragement when the Federal Reserve stepped into the fray in early November by lowering short-term interest rates another 50 basis points as a means to add further fuel for the economic recovery. We do not underestimate the power of the Fed's actions, and we believe that the historic 11 cuts in interest rates since 2001 are, as expected, gradually taking hold and should help the economic renewal.

Market Outlook
We see positive forces for equities moving forward. The gross domestic product was recently adjusted higher for the third quarter by nearly 100 basis points. Expectations for the fourth quarter are muted, but low growth will continue the expansion to a fifth quarter, and we are optimistic about a generally expanding economy throughout 2003, especially since this outcome seems paramount to Federal Reserve policy.

We believe that corporations should likely benefit from steadily improving productivity and cost cutting measures that have evolved from the recession. As we do not foresee broad-based momentum likely playing a major role in the stock markets for 2003, we believe the new year will be a time for quality security selections, and we believe that Delaware's emphasis on stringent in-house research should assist investors moving forward.

Total Return
For period ended December 31, 2002                                 Six Months
Delaware Trend Fund -- Class A Shares                               -10.34%
Lipper Mid-Cap Growth Funds Average (539 funds)                     -13.95%
Russell 2000 Growth Index                                           -15.63%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lipper Mid-Cap Growth Funds Average represents the average return of mid-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). The Russell 2000 Growth Index is an unmanaged composite that includes performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Past performance is not a guarantee of future results.

We are encouraged that market volatility, which had reached lofty levels during the summer months, has decreased of late and appears to be returning to longer-term norms. Perhaps it is a sign that investors may now believe that the brief yet disappointing period of corporate malfeasance may well be behind us. We witnessed some pullbacks in the major indexes late in the period, but we credit this to normal profit taking, and do not believe it is the start of a major market selloff.

While we do not find the market catalysts that may propel equity prices higher at a rate to parallel that of the 1990s, we nonetheless believe the case for equities is becoming much clearer. Thus we ask investors to maintain their vigilance, as steadily improving market conditions may at long last be ready to support modestly rising markets.

Sincerely,


/s/ Jude T. Driscoll
----------------------------------------
Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes
----------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                    Delaware Trend Fund
  MANAGEMENT REVIEW                                          January 10, 2003

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
The past six months of 2002 was a difficult period for stocks as investors remained concerned over the quality of corporate financial statements, global instability and a tepid economic rebound. Losses were nearly universal as all 11 sectors of the Russell 2000 Growth Index were down for the period. Stocks did make strong rallies during the period, with solid gains posted in mid-July and the mid-October through November time frame.

For the six-month period ended December 31, 2002, your Fund returned -10.34% (Class A shares at net asset value with distributions reinvested), outpacing its benchmark, the Russell 2000 Growth Index, which fell -15.63%. The Fund's peers, as measured by the Lipper Mid-Cap Growth Funds Average, declined by -13.95% during the same period.

Strong stock selection, particularly in the healthcare sector, was the main catalyst behind the Fund's relative outperformance of its benchmark index. Neurocrine Biosciences was the largest positive contributor to performance as it announced favorable developments regarding its yet-to-be released insomnia drug. Retailer Coach was also a strong performer as it continued to deliver strong sales and earnings growth. Financial stocks performed well on a relative basis, with many companies continuing to benefit from the low interest rate environment. Doral Financial was up almost +30% during the period as it reported strong sales and earnings growth.

Technology and consumer stocks were generally the worst performers during the period. Declines in technology companies primarily occurred in the early part of the period and were based on concerns about the magnitude and timing of future corporate expenditures. Vitesse Semiconductor was down substantially due to these concerns and we exited from the stock at the beginning of the period.

Consumer stocks suffered mostly in the latter part of the period, as signs appeared that the holiday shopping season would be disappointing. Dollar Tree experienced this pullback in consumer spending and fell more than -30% during the period. Since we believe the company will be able to successfully deliver sales and earnings growth moving forward, we have held onto our shares. Restaurant stocks also declined as a result of concerns about future growth prospects. Sonic and CEC Entertainment were two of the portfolio's worst performers as each reported disappointing results. We exited from CEC Entertainment during the period based on dampened growth opportunities, but we maintained our position in Sonic and are still positive about the stock's long-term prospects.

Outlook
We remain cautious regarding our economic and equities outlook for 2003. Geopolitical concerns still weigh heavily upon the markets, and a strong rebound will likely not occur until these issues are resolved. However, as the overall economy continues to recover, there will be an opportunity to benefit from owning those companies whose growth prospects exceed those of the norm. We will continue to seek out and acquire these type of companies over the course of the year.

Top 10 Holdings
As of December 31, 2002

                                                                     Percentage
Company                          Sector                            of Net Assets
--------------------------------------------------------------------------------
 1. PartnerRe                    Insurance                              2.98%
--------------------------------------------------------------------------------
 2. Coach                        Consumer Non-Durable/Retail            2.89%
--------------------------------------------------------------------------------
 3. Dollar Tree Stores           Consumer Non-Durable/Retail            2.76%
--------------------------------------------------------------------------------
 4. Neurocrine Biosciences       Healthcare & Pharmaceuticals           2.75%
--------------------------------------------------------------------------------
 5. The Cheesecake Factory       Consumer Services                      2.66%
--------------------------------------------------------------------------------
 6. Krispy Kreme Doughnuts       Consumer Non-Durable/Other             2.62%
--------------------------------------------------------------------------------
 7. Gentex                       Consumer Durable/Cyclical              2.61%
--------------------------------------------------------------------------------
 8. Sonic                        Consumer Services                      2.47%
--------------------------------------------------------------------------------
 9. City National                Banking & Finance                      2.23%
--------------------------------------------------------------------------------
 10. LIN TV - Class A            Consumer Services                      2.09%
--------------------------------------------------------------------------------

New
  AT DELAWARE
--------------------------------------------------------------------------------

It's Tax Time                                                   [Graphic omitted
  AGAIN                                                         e:delivery LOGO]

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.
--------------------------------------------------------------------------------

Delaware
  TREND FUND

Fund Basics
As of December 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation by investing primarily in securities of emerging or other growth-oriented companies.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$1.22 billion
--------------------------------------------------------------------------------
Number of Holdings:
84
--------------------------------------------------------------------------------
Fund Start Date:
October 3, 1968
--------------------------------------------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DELTX
Class B  DERBX
Class C  DETCX

Fund Performance
Average Annual Total Returns
Through December 31, 2002       Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
Excluding Sales Charge           +8.80%      +9.84%       +4.25%       -20.25%
Including Sales Charge           +8.61%      +9.19%       +3.02%       -24.83%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge           +9.45%                   +3.50%       -20.82%
Including Sales Charge           +9.45%                   +3.19%       -23.98%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge           +7.00%                   +3.51%       -20.81%
Including Sales Charge           +7.00%                   +3.51%       -21.60%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

The average annual total returns for the lifetime (since 10/3/68), 10-year, five-year, and one-year periods ended December 31, 2002 for Delaware Trend Fund's Institutional Class were +8.88%, +10.13%, +4.54%, and -20.02%, respectively. The Institutional Class shares were first made available on November 23, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 23, 1992 for Delaware Trend Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution and service fee of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Nasdaq Institutional Class symbol: DGTIX

Statement                                          Delaware Trend Fund
  OF NET ASSETS                                    December 31, 2002 (Unaudited)

                                                   Number of         Market
                                                     Shares           Value
Common Stock - 95.43%
Banking & Finance - 9.73%
  City National                                     618,800       $ 27,221,012
  Cullen/Frost Bankers                              674,100         22,043,070
  Doral Financial                                   557,050         15,931,630
  Downey Financial                                  404,600         15,779,400
 *First Niagara Financial Group                      92,400          2,413,488
 +Indymac Mortgage Holdings                         313,800          5,802,162
 +Southwest Bancorp of Texas                        213,800          6,159,578
 *Sovereign Bancorp                                 669,300          9,403,665
  Webster Financial                                 394,200         13,718,160
                                                                  ------------
                                                                   118,472,165
                                                                  ------------
Basic Industry/Capital Goods - 3.78%
 +Cytyc                                             459,700          4,688,940
 +Mettler-Toledo International                      650,500         20,855,030
 +MSC Industrial Direct Class A                     768,600         13,642,650
 *Roper Industries                                  187,600          6,866,160
                                                                  ------------
                                                                    46,052,780
                                                                  ------------
Business Services - 3.78%
 +Bright Horizons Family Solutions                  515,200         14,487,424
 +Fisher Scientific International                   345,600         10,395,648
 *Hilb, Rogal & Hamilton                            205,800          8,417,220
*+Resources Connection                              548,200         12,723,722
                                                                  ------------
                                                                    46,024,014
                                                                  ------------
Consumer Durable/Cyclical - 5.98%
  D.R. Horton                                     1,339,548         23,241,158
*+Gentex                                          1,005,600         31,817,184
  KB Home                                           300,000         12,855,000
 +WCI Communities                                   486,800          4,965,360
                                                                  ------------
                                                                    72,878,702
                                                                  ------------
Consumer Non-Durable/Other - 4.58%
*+American Italian Pasta Class A                    466,000         16,766,680
 +Krispy Kreme Doughnuts                            943,900         31,875,503
 +Peets Coffee & Tea                                502,500          7,100,325
                                                                  ------------
                                                                    55,742,508
                                                                  ------------
Consumer Non-Durable/Retail - 11.61%
 +Coach                                           1,070,200         35,230,984
 +Cost Plus                                         875,875         25,111,336
 +Dollar Tree Stores                              1,367,075         33,589,033
 +Gamestop                                          376,800          3,692,640
*+Linens `n Things                                  254,900          5,760,740
 +Petsmart                                          340,500          5,832,765
 +Rent-A-Center                                     326,800         16,323,660
*+TOO                                               678,000         15,946,560
                                                                  ------------
                                                                   141,487,718
                                                                  ------------
Consumer Services - 20.32%
*+California Pizza Kitchen                          263,400          6,637,680
 +Cumulus Media                                   1,206,800         17,945,116
 +Extended Stay America                           1,507,900         22,241,525
 *Four Seasons Hotels                               261,700          7,393,025
*+Getty Images                                      546,700         16,701,685

                                                   Number of         Market
                                                     Shares           Value
Common Stock (continued)
Consumer Services (continued)
  Gray Television Class B                         1,402,500       $ 13,674,375
 +LIN TV Class A                                  1,047,200         25,499,320
*+Mediacom Communications                         1,904,600         16,779,526
 +Radio One                                         963,700         14,089,294
  Ruby Tuesday                                      341,100          5,897,619
 +Sonic                                           1,467,200         30,062,928
 +The Cheesecake Factory                            897,850         32,457,277
 +West                                            1,000,100         16,601,660
 +Westwood One                                      410,500         15,336,280
*+Wynn Resorts                                      478,100          6,267,891
                                                                  ------------
                                                                   247,585,201
                                                                  ------------
Energy - 1.88%
*+Pride International                             1,072,200         15,975,780
 +Rowan Companies                                   304,600          6,914,420
                                                                  ------------
                                                                    22,890,200
                                                                  ------------
Healthcare & Pharmaceuticals - 12.42%
*+CIMA Labs                                         563,800         13,638,886
 +Coventry Health Care                              280,300          8,137,109
*+Cubist Pharmaceuticals                          1,366,800         11,248,764
 +CV Theraputics                                    461,100          8,401,242
*+Exelixis                                        1,208,400          9,667,200
*+First Horizon Pharmaceutical                    1,242,000          9,287,676
*+Inhale Therapeutic Systems                      1,787,200         14,440,576
*+Inspire Pharmaceuticals                           616,500          5,758,110
 +Medicis Pharmaceutical Class A                    245,500         12,193,985
*+Neurocrine Biosciences                            732,500         33,445,950
*+Scios                                             385,800         12,569,364
 +Trimeris                                          291,600         12,565,044
                                                                  ------------
                                                                   151,353,906
                                                                  ------------
Healthcare/Services - 1.56%
 +Priority Healthcare Class B                       469,300         10,887,760
*+Triad Hospitals                                   273,500          8,158,505
                                                                  ------------
                                                                    19,046,265
                                                                  ------------
Insurance - 8.40%
  Berkley (Wr)                                      491,150         19,454,452
  Everest Re Group                                  335,400         18,547,620
  HCC Insurance Holdings                            435,000         10,701,000
 +IPC Holdings                                      112,900          3,560,866
 *PartnerRe                                         699,400         36,242,908
 *RenaissanceRe Holdings                            347,900         13,776,840
                                                                  ------------
                                                                   102,283,686
                                                                  ------------
Real Estate - 0.18%
  FBR Asset Investment                               63,900          2,166,210
                                                                  ------------
                                                                     2,166,210
                                                                  ------------
Technology/Communications - 4.04%
 +Advanced Fibre Communications                   1,414,600         23,595,528
 +Applied Micro Circuits                          1,029,000          3,797,010
 +Ciena                                           1,428,074          7,340,300
*+Tekelec                                         1,381,100         14,432,495
                                                                  ------------
                                                                    49,165,333
                                                                  ------------

Statement                                                  Delaware Trend Fund
  OF NET ASSETS (CONTINUED)

                                                   Number of         Market
                                                     Shares           Value
Common Stock (continued)
Technology/Hardware - 1.42%
 +CoorsTek                                          265,500     $    6,783,525
 +Micrel                                          1,177,700         10,575,746
                                                                --------------
                                                                    17,359,271
                                                                --------------
Technology/Software - 3.97%
*+Cerner                                            282,700          8,837,202
 *Henry (Jack) & Associates                       1,420,300         17,100,412
 +NetIQ                                             274,700          3,392,545
 +Quest Software                                  1,171,200         12,075,072
*+Webex Communications                              464,400          6,966,000
                                                                --------------
                                                                    48,371,231
                                                                --------------
Transportation - 1.78%
 +Arkansas Best                                     317,200          8,241,173
 +Swift Transportation                              327,100          6,547,888
  UTI Worldwide                                     261,300          6,859,125
                                                                --------------
                                                                    21,648,186
                                                                --------------
Total Common Stock
  (cost $1,131,367,655)                                          1,162,527,376
                                                                --------------
                                                  Principal
                                                    Amount
Repurchase Agreements - 4.61%
  With BNP Paribas 1.07% 1/2/03
  (dated 12/31/02, collateralized
  by $24,328,000 U.S. Treasury
  Bills due 6/19/03,
  market value $24,196,388)                     $23,716,000         23,716,000
With J. P. Morgan Securities
  1.03% 1/2/03 (dated 12/31/02,
  collateralized by $8,752,000
  U.S. Treasury Notes 2.875%
  due 6/30/04,
  market value $8,946,109)                        8,758,000          8,758,000
With UBS Warburg 1.10% 1/2/03
  (dated 12/31/02, collateralized
  by $23,863,000 U.S. Treasury
  Notes 3.875% due 6/30/03,
  market value $24,192,442)                      23,717,000         23,717,000
                                                                --------------
Total Repurchase Agreements
  (cost $56,191,000)                                                56,191,000
                                                                --------------

Total Market Value of Securities -
  100.04% (cost $1,187,558,655)                                  1,218,718,376
Short Term Investments Held
  as Collateral for Loaned Securities - 10.38%
  (cost $126,388,740)                                              126,388,740
Obligation to Return Securities Lending
  Collateral - 10.38%                                             (126,388,740)
Liabilities Net of Receivables and
  Other Assets - (0.04%)                                              (535,518)
                                                                --------------
Net Assets Applicable to 87,074,043
  Shares Outstanding - 100.00%                                  $1,218,182,858
                                                                ==============

Net Asset Value - Delaware Trend Fund
  Class A ($696,023,075/49,230,104 Shares)                              $14.14
                                                                        ------
Net Asset Value - Delaware Trend Fund
  Class B ($164,380,990/12,634,774 Shares)                              $13.01
                                                                        ------
Net Asset Value - Delaware Trend Fund
  Class C ($115,955,219/8,758,186 Shares)                               $13.24
                                                                        ------
Net Asset Value - Delaware Trend Fund
  Institutional Class
  ($241,823,574/16,450,979 Shares)                                      $14.70
                                                                        ------

Components of Net Assets at December 31, 2002:
Shares of beneficial interest
  (unlimited authorization-no par)                              $1,531,661,822
Accumulated net investment loss                                     (6,245,866)
Accumulated net realized loss on investments                      (338,392,819)
Net unrealized appreciation of investments                          31,159,721
                                                                --------------
Total net assets                                                $1,218,182,858
                                                                ==============

+Non-income producing security for the six months ended December 31, 2002.

*Fully or partially on loan. See Note 7 in "Notes to Financial Statements."

Net Asset Value and Offering Price per Share -
  Delaware Trend Fund
Net asset value Class A (A)                                             $14.14
Sales charge (5.75% of offering price, or
  6.08% of amount invested per share) (B)                                 0.86
                                                                        ------
Offering price                                                          $15.00
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                             Delaware Trend Fund
  OF OPERATIONS                       Period Ended December 31, 2002 (Unaudited)

Investment Income:
  Dividends                                                         $2,222,157
  Interest                                                             582,534
  Securities lending income                                            206,268      $   3,010,959
                                                                    ----------      -------------

Expenses:
  Management fees                                                    4,316,250
  Distribution expenses -- Class A                                   1,033,317
  Distribution expenses -- Class B                                     833,754
  Distribution expenses -- Class C                                     568,185
  Dividend disbursing and transfer agent fees and expenses           1,746,173
  Accounting and administration expenses                               270,189
  Reports and statements to shareholders                               146,771
  Professional fees                                                     71,900
  Registration fees                                                     67,348
  Custodian fees                                                        51,037
  Trustees' fees                                                        23,900
  Other                                                                142,542          9,271,366
  Less expenses paid indirectly                                                           (14,541)
                                                                                    -------------
  Total expenses                                                                        9,256,825
                                                                                    -------------
Net Investment Loss                                                                    (6,245,866)
                                                                                    -------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments                                                      (69,952,655)
Net change in unrealized appreciation/depreciation of investments                     (68,652,208)
                                                                                    -------------
Net Realized and Unrealized Loss on Investments                                      (138,604,863)
                                                                                    -------------
Net Decrease in Net Assets Resulting from Operations                                $(144,850,729)
                                                                                    =============

See accompanying notes

Statements                                                   Delaware Trend Fund
  OF CHANGES IN NET ASSETS

                                                                                               Six Months
                                                                                                  Ended           Year Ended
                                                                                                12/31/02           6/30/02
                                                                                               (Unaudited)
Decrease in Net Assets from Operations:
  Net investment loss                                                                       $   (6,245,866)    $  (13,710,638)
  Net realized loss on investments                                                             (69,952,655)       (60,905,964)
  Net change in unrealized appreciation/depreciation of investments                            (68,652,208)      (207,904,063)
                                                                                            --------------     --------------
  Net decrease in net assets resulting from operations                                        (144,850,729)      (282,520,665)
                                                                                            --------------     --------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                     93,492,269        320,400,610
    Class B                                                                                     11,365,078         39,994,517
    Class C                                                                                     15,836,936         57,434,074
    Institutional Class                                                                         80,272,515         93,139,501

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A
    Class B
    Class C
    Institutional Class
                                                                                            --------------     --------------
                                                                                               200,966,798        510,968,702
                                                                                            --------------     --------------
 Cost of shares repurchased:
    Class A                                                                                   (138,750,911)      (184,728,540)
    Class B                                                                                    (24,122,338)       (41,521,600)
    Class C                                                                                    (16,548,550)       (27,501,733)
    Institutional Class                                                                        (31,240,741)       (95,534,053)
                                                                                            --------------     --------------
                                                                                              (210,662,540)      (349,285,926)
                                                                                            --------------     --------------
Increase (decrease) in net assets derived from capital share transactions                       (9,695,742)       161,682,776
                                                                                            --------------     --------------
Net Decrease in Net Assets                                                                    (154,546,471)      (120,837,889)

Net Assets:
  Beginning of period                                                                        1,372,729,329      1,493,567,218
                                                                                            --------------     --------------
  End of period                                                                             $1,218,182,858     $1,372,729,329
                                                                                            ==============     ==============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Trend Fund Class A
                                                            Six Months
                                                              Ended                              Year Ended
                                                            12/31/02(1)   6/30/02     6/30/01     6/30/00     6/30/99     6/30/98
                                                            (Unaudited)
Net asset value, beginning of period                          $15.770     $19.260     $27.800     $19.630     $18.550     $16.730

Income (loss) from investment operations:
Net investment loss(2)                                         (0.063)     (0.151)     (0.146)     (0.188)     (0.140)     (0.126)
Net realized and unrealized gain (loss) on investments         (1.567)     (3.339)     (6.279)     11.333       3.820       3.886
                                                              -------     -------     -------     -------     -------     -------
Total from investment operations                               (1.630)     (3.490)     (6.425)     11.145       3.680       3.760
                                                              -------     -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------
Total dividends and distributions                                  --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------

Net asset value, end of period                                $14.140     $15.770     $19.260     $27.800     $19.630     $18.550
                                                              =======     =======     =======     =======     =======     =======

Total return(3)                                               (10.34%)    (18.12%)    (25.22%)     63.86%      24.76%      23.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $696,023    $829,409    $856,732    $922,398    $504,007    $469,152
Ratio of expenses to average net assets                         1.42%       1.45%       1.34%       1.29%       1.45%       1.34%
Ratio of net investment loss to average net assets             (0.92%)     (0.91%)     (0.68%)     (0.80%)     (0.87%)     (0.70%)
Portfolio turnover                                                39%         47%         50%         77%         86%        114%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Trend Fund Class B
                                                            Six Months
                                                              Ended                              Year Ended
                                                            12/31/02(1)   6/30/02     6/30/01     6/30/00     6/30/99     6/30/98
                                                            (Unaudited)
Net asset value, beginning of period                          $14.570     $17.920     $26.180     $18.750     $17.960     $16.370

Income (loss) from investment operations:
Net investment loss(2)                                         (0.107)     (0.258)      (0.283)    (0.348)     (0.248)     (0.252)
Net realized and unrealized gain (loss) on investments         (1.453)     (3.092)      (5.862)    10.753       3.638       3.782
                                                              -------     -------     -------     -------     -------     -------
Total from investment operations                               (1.560)     (3.350)     (6.145)     10.405       3.390       3.530
                                                              -------     -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------
Total dividends and distributions                                  --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------

Net asset value, end of period                                $13.010     $14.570     $17.920     $26.180     $18.750     $17.960
                                                              =======     =======     =======     =======     =======     =======

Total return(3)                                               (10.71%)    (18.65%)    (25.76%)     62.74%      23.83%      23.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $164,381    $199,027    $247,230    $231,856     $86,463     $71,470
Ratio of expenses to average net assets                         2.13%       2.16%       2.05%       2.01%       2.17%       2.09%
Ratio of net investment loss to average net assets             (1.63%)     (1.62%)     (1.39%)     (1.52%)     (1.59%)     (1.45%)
Portfolio turnover                                                39%         47%         50%         77%         86%        114%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized. 2 The average shares outstanding method has been applied for per share information.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Trend Fund Class C
                                                            Six Months
                                                              Ended                              Year Ended
                                                            12/31/02(1)   6/30/02     6/30/01     6/30/00     6/30/99     6/30/98
                                                            (Unaudited)
Net asset value, beginning of period                          $14.820     $18.230     $26.600     $19.010     $18.170     $16.540

Income (loss) from investment operations:
Net investment loss(2)                                         (0.108)     (0.250)     (0.280)     (0.353)     (0.250)     (0.255)
Net realized and unrealized gain (loss) on investments         (1.472)     (3.160)     (5.975)     10.918       3.690       3.825
                                                              -------     -------     -------     -------     -------     -------
Total from investment operations                               (1.580)     (3.410)     (6.255)     10.565       3.440       3.570
                                                              -------     -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------
Total dividends and distributions                                  --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------

Net asset value, end of period                                $13.240     $14.820     $18.230     $26.600     $19.010     $18.170
                                                              =======     =======     =======     =======     =======     =======

Total return(3)                                               (10.66%)    (18.70%)    (25.73%)     62.72%      23.82%      23.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $115,955    $130,860    $127,154     $74,924     $20,566     $14,259
Ratio of expenses to average net assets                         2.13%       2.16%       2.05%       2.01%       2.17%       2.09%
Ratio of net investment loss to average net assets             (1.63%)     (1.62%)     (1.39%)     (1.52%)     (1.59%)     (1.45%)
Portfolio turnover                                                39%         47%         50%         77%         86%        114%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized. 2 The average shares outstanding method has been applied for per share information.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Delaware Trend Fund Institutional Class
                                                            Six Months
                                                              Ended                              Year Ended
                                                            12/31/02(1)   6/30/02     6/30/01     6/30/00     6/30/99     6/30/98
                                                            (Unaudited)
Net asset value, beginning of period                          $16.370     $19.940     $28.630     $20.080     $18.870     $16.950

Income (loss) from investment operations:
Net investment loss(2)                                         (0.043)     (0.102)     (0.084)     (0.121)     (0.095)     (0.082)
Net realized and unrealized gain (loss) on investments         (1.627)     (3.468)     (6.491)     11.646       3.905       3.942
                                                              -------     -------     -------     -------     -------     -------
Total from investment operations                               (1.670)     (3.570)     (6.575)     11.525       3.810       3.860
                                                              -------     -------     -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------
Total dividends and distributions                                  --          --      (2.115)     (2.975)     (2.600)     (1.940)
                                                              -------     -------     -------     -------     -------     -------

Net asset value, end of period                                $14.700     $16.370     $19.940     $28.630     $20.080     $18.870
                                                              =======     =======     =======     =======     =======     =======

Total return(3)                                               (10.20%)    (17.90%)    (25.00%)     64.37%      25.07%      24.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $241,824    $213,433    $262,451    $257,834     $64,615     $61,275
Ratio of expenses to average net assets                         1.13%       1.16%       1.05%       1.01%       1.17%       1.09%
Ratio of net investment loss to average net assets             (0.63%)     (0.62%)     (0.39%)     (0.52%)     (0.59%)     (0.45%)
Portfolio turnover                                                39%         47%         50%         77%         86%        114%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized. 2 The average shares outstanding method has been applied for per share information.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                              Delaware Trend Fund
  TO FINANCIAL STATEMENTS                          December 31, 2002 (Unaudited)

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series, Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund, Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation by investing primarily in securities of emerging or other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14,541 for the period ended December 31, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended December 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and each Class' distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At December 31, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                 $ 65,743
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC            520,751
  Other expenses payable to DMC and affiliates              104,280

Notes                                                        Delaware Trend Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates (continued)
For the period ended December 31, 2002, DDLP earned $7,496 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2002 the Fund made purchases of $239,120,040 and sales of $231,000,866 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2002, the cost of investments was $1,187,558,655. At December 31, 2002, net unrealized appreciation was $31,159,721, of which $185,667,893 related to unrealized appreciation of investments and $154,508,172 related to unrealized depreciation of investments.

4. Dividends and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the six months ended December 31, 2002 and the year ended June 30, 2001.

As of June 30, 2002, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                      $1,541,357,564
  Capital loss carryforwards                           (211,845,817)
  Post-October losses                                   (29,901,300)
  Unrealized appreciation of investments                 73,118,882
                                                     --------------
  Net assets                                         $1,372,729,329
                                                     ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,459,537 expires in 2009 and $206,386,280 expires in 2010.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through June 30, 2002 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                 Six Months
                                                   Ended            Year Ended
                                                 12/31/02             6/30/01
Shares sold:
  Class A                                         6,839,765         19,165,631
  Class B                                           892,488          2,572,441
  Class C                                         1,221,302          3,606,931
  Institutional Class                             5,622,412          5,351,177

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                --                 --
  Class B                                                --                 --
  Class C                                                --                 --
  Institutional Class                                    --                 --
                                                 ----------        -----------
                                                 14,575,967         30,696,180
                                                 ----------        -----------
Shares repurchased:
  Class A                                       (10,199,377)       (11,056,406)
  Class B                                        (1,922,220)        (2,707,599)
  Class C                                        (1,291,617)        (1,752,796)
  Institutional Class                            (2,207,821)        (5,476,904)
                                                 ----------        -----------
                                                (15,621,035)       (20,993,705)
                                                 ----------        -----------
Net increase (decrease)                          (1,045,068)         9,702,475
                                                 ==========        ===========

For the year ended June 30, 2002 and the six months ended December 31, 2002, 2,466 Class B shares were converted to 2,283 Class A shares valued at $35,994 and 63,132 Class B shares were converted to 58,137 Class A shares valued at $808,955, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of December 31, 2002, or at any time during the period.

Notes                                                        Delaware Trend Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. At December 31, 2002, the market value of securities on loan was $124,132,190.

The securities on loan were collateralized by the following:

  Description                                          Market Value
  -----------                                          ------------
  Morgan Stanley Dean Witter 1.60% 1/16/03             $  5,813,429
  Toyota Motor Credit 1.43% 2/20/03                      11,626,858
  Wachovia Bank 1.5325% 5/8/03                            5,813,430
  Morgan Stanley Dean Witter 1.9025% 2/2/04               2,325,371
  Canadian Imperial Bank NY 1.4098% 10/9/03               1,162,135
  Natexis Banques Populaires NY 1.4698% 10/15/03          2,324,214
  GE Life and Annuity 1.46% 3/31/03                       6,976,115
  Aegon NV 1.4979% 3/18/03                               11,624,603
  MBNA Master Credit Card 1.4601% 3/15/04                 2,327,387
  Racers Series 2002-35-C 1.7221% 4/15/04                 5,779,521
  Sigma Finance 1.3502% 1/15/03                           4,654,375
  MBNA 1998-A A 1.4345% 3/17/03                           2,325,931
  Grampian Funding LLC 1.3847% 2/12/03                    2,085,694
  Mont Blanc 1.4028% 1/22/03                              1,160,380
  Merrill Lynch Mortgage Capital 1.4525% 1/6/03           5,813,429
  Racers Series 1999-35-MM 1.57% 9/16/03                  6,976,115
  Merrill Lynch Securities/MLPFS 1.3725% 1/2/03          47,599,752
                                                       ------------
                                                       $126,388,739
                                                       ============

8. Credit and Market Risks
The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Delaware Investments
  FAMILY OF FUNDS

----------------------------------------------------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor.
Please read the prospectus carefully before you invest or send money.
----------------------------------------------------------------------------------------------------------------------------
Growth-Equity Group                                           Fixed Income Group
Delaware American Services Fund                               Corporate and Government
Delaware Growth Opportunities Fund                            Delaware American Government Bond Fund
Delaware Select Growth Fund                                   Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                                Delaware Delchester Fund
Delaware Technology and Innovation Fund                       Delaware Diversified Income Fund
Delaware Trend Fund                                           Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                     Delaware High-Yield Opportunities Fund
                                                              Delaware Limited-Term Government Fund
                                                              Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                           Money Market
Delaware Growth and Income Fund                               Delaware Cash Reserve Fund
Delaware REIT Fund                                            Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                              Municipal (National Tax-Exempt)
                                                              Delaware National High-Yield Municipal Bond Fund
International Group                                           Delaware Tax-Free Insured Fund
(DIAL-Delaware International Advisers Ltd.)                   Delaware Tax-Free USA Fund
Delaware Emerging Markets Fund                                Delaware Tax-Free USA Intermediate Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund                      Municipal (State-Specific Tax-Exempt)
  (formerly Delaware International Equity Fund)               Delaware Tax-Free Arizona Fund
                                                              Delaware Tax-Free Arizona Insured Fund
                                                              Delaware Tax-Free California Fund
Blend Mutual Funds                                            Delaware Tax-Free California Insured Fund
Delaware Balanced Fund                                        Delaware Tax-Free Colorado Fund
Delaware Core Equity Fund                                     Delaware Tax-Free Florida Fund
  (formerly Delaware Growth Stock Fund)                       Delaware Tax-Free Florida Insured Fund
Delaware Devon Fund                                           Delaware Tax-Free Idaho Fund
Delaware Social Awareness Fund                                Delaware Minnesota High-Yield Municipal Bond Fund
                                                              Delaware Tax-Free Minnesota Fund
                                                              Delaware Tax-Free Minnesota Insured Fund
Structured Equity Products Group                              Delaware Tax-Free Minnesota Intermediate Fund
Delaware Diversified Growth Fund                              Delaware Tax-Free Missouri Insured Fund
Delaware Diversified Value Fund                               Delaware Tax-Free New York Fund
Delaware Group Foundation Funds                               Delaware Tax-Free Oregon Insured Fund
  Delaware Growth Allocation Portfolio                        Delaware Tax-Free Pennsylvania Fund
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio
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

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

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This semiannual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Trend Fund and the Delaware Investments
Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Board of Trustees                            Affiliated Officers                         Contact Information

Walter P. Babich                             Jude T. Driscoll                            Investment Manager
Board Chairman                               President and Chief Executive Officer       Delaware Management Company
Citadel Constructors, Inc.                   Delaware Management Holdings, Inc.          Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                         International Affiliate
David K. Downes                              Richelle S. Maestro                         Delaware International Advisers Ltd.
President and Chief Executive Officer        Senior Vice President, Deputy General       London, England
Delaware Investments Family of Funds         Counsel and Secretary
Philadelphia, PA                             Delaware Investments Family of Funds        National Distributor
                                             Philadelphia, PA                            Delaware Distributors, L.P.
John H. Durham                                                                           Philadelphia, PA
Private Investor                             Michael P. Bishof
Gwynedd Valley, PA                           Senior Vice President and Treasurer         Shareholder Servicing, Dividend
                                             Delaware Investments Family of Funds        Disbursing and Transfer Agent
John A. Fry                                  Philadelphia, PA                            Delaware Service Company, Inc.
President                                                                                2005 Market Street
Franklin & Marshall College                                                              Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                         For Shareholders
Anthony D. Knerr                                                                         800 523-1918
Consultant
Anthony Knerr & Associates                                                               For Securities Dealers and Financial
New York, NY                                                                             Institutions Representatives Only
                                                                                         800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                    Web site
National Gallery of Art                                                                  www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN




(7297)                                                                                            Printed in the USA
SA-003 [12/02] VGR 2/03                                                                                        J8950
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